UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal period end: December 31, 2017

Date of reporting period:  December 31, 2017

Item 1. Reports to Stockholders.

Friess Small Cap Growth Fund

Annual Report December 31, 2017

Dear Fellow Shareholders:

While there seemed to be some debate as to which group was best suited to lead the way, investors during the December quarter appeared to agree that stocks should continue to climb.  Major market indexes reached new highs in the three months through December.

Friess Small Cap Growth Fund grew 7.11 percent in the December quarter, outpacing gains in the Russell 2000® and Russell 2000® Growth Indexes of 3.34 and 4.59 percent.  The Fund’s Institutional Class shares grew 30.13 percent in the fiscal year ended December 31, 2017.  The Russell 2000® and Russell 2000® Growth Indexes gained 14.65 and 22.17 percent during that time.

A big but unspecified promise of tax cuts was credited for buoying the market’s mood throughout the first three quarters of the year.  Investors continued to signal their approval in the December quarter as the final details came into focus.  Passage of the Tax Cuts and Jobs Act, which as its centerpiece accomplishment reduced the corporate tax rate from 35 percent to 21 percent, contributed to a mostly positive backdrop for stocks.

Continued economic progress aided to the cause as well.  Economic activity, the Federal Reserve said in a statement following a December meeting, was rising at a “solid rate.”  The Fed highlighted job gains, household spending and business fixed investment as reasons for optimism.  The central bank also raised interest rates for the third time in 2017.

Committed as they were to end the year on a high note, investors still appeared to consider how both developments – tax cuts and interest rates – could reshuffle fortunes in a bull market that might be due for some change.  Technology stocks, which have been visibly out in front in recent years and still posted solid gains in the quarter, lost momentum in December as investors showed appreciation for lesser-loved sectors.  Whether the late-year action is evidence of market leadership rotation, as some suggested, remains to be seen.

Gains were broad in the December quarter, with Friess Small Cap Growth Fund generating positive returns in all eight of the economic sectors represented in its portfolio.  The Fund outperformed its primary benchmark, the Russell 2000® Growth Index, in six of those eight sectors.

Health care holdings contributed the most to the Fund’s total return.  They also contributed the most to performance relative to the benchmark, due almost entirely to the positive influence of stock selection.

PRA Health Sciences, a contract research organization, was a top contributor.  The company grew September-quarter earnings 38 percent, exceeding the consensus estimate.  AxoGen also aided the cause.  The company exceeded September-quarter expectations due to a significant increase in usage of its surgical solutions for peripheral nerve injuries.

Winnebago Industries helped make the consumer discretionary sector the second biggest contributor to absolute performance.  The company grew earnings 36 percent in the three months through November thanks to strength in its towable recreational vehicle segment, extending its streak of consecutive positive earnings surprises to eight.  Consumer discretionary holdings represented the third largest portfolio position and were modest contributors to results versus the Russell 2000® Growth Index.

Technology holdings comprised the largest portfolio position, made the third largest contribution to absolute performance and the second largest contribution to performance relative to the benchmark.  Technology’s turn late in the period made it the benchmark’s poorest performing sector in the quarter, but that wasn’t the case for the portfolio, which generated all of its relative performance advantage through stock selection.

Universal Display Corp. was a standout performer.  The company, which makes light emitting diode technologies and materials, doubled year-over-year revenue in the September quarter, boosting earnings to $0.28 per share from a $0.03 per share loss the year before.  Earnings at Pixelworks also rebounded from a year-ago loss.  The developer of video and pixel processing semiconductors exceeded September-quarter earnings estimates and raised its 2018 revenue forecast.

Holdings from the financial sector were nearly as influential as technology on absolute and relative results.  Higher net premiums and better expense control in underwriting helped insurer NMI Holdings double year-over-year earnings in the September quarter.  Prepaid card issuer Green Dot Corp. beat estimates with 62 percent earnings growth.

Kosmos Energy, Nutrisystem and Ethan Allen Interiors were notable performance detractors.  Kosmos Energy declined after reporting a second consecutive dry offshore drilling well.  Nutrisystem delivered solid September-quarter performance, but disappointed some investors by tempering its revenue guidance for the quarter ahead.  Ethan Allen came a penny short of the consensus September-quarter earnings estimate after hurricanes disrupted business and the company fell behind in trying to fulfill a large order from the State Department.

For more information on companies that influenced December-quarter performance, please see Roses & Thorns on page 3.

Technology, industrial and consumer discretionary holdings represent the largest portfolio positions at the start of 2018.  For more information on portfolio characteristics, please see page 2.

Thank you for your confidence in Friess Small Cap Growth Fund.  Your entire Friess Associates team joins me in sending best wishes.

Scott Gates
Chief Investment Officer

Important Disclosure:

The Fund is a newly registered mutual fund and does not have a full calendar year of performance as a mutual fund. Performance shown prior to May 31, 2017 is for Series B Units of the Friess Small Cap Trust (the “Predecessor Fund”), an unregistered Delaware Business Trust that commenced operations on August 6, 2002. The Predecessor Fund offered Series A and Series B Units. Performance is shown for Series B Units because Series B Units have been outstanding since inception of the Predecessor Fund. Returns for Series A Units, for the periods they were outstanding, would generally have been higher than returns for Series B Units. The Predecessor Fund was reorganized into the Fund by transferring all of the Predecessor Fund’s assets to the Fund in exchange for Institutional Class shares of the Fund on May 31, 2017, the date that the Fund commenced operations (the “Reorganization”). The Predecessor Fund has been managed in the same style as the Fund will utilize and by the same Investment Adviser and Sub-Adviser. The Fund’s investment objective, policies, guidelines and restrictions are, in all material respects the same as those of the Predecessor Fund. At the time of the Reorganization the Predecessor Fund’s investment portfolio was managed by the same portfolio manager and team of investment professionals who will manage the Fund’s investment portfolio.

The Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”) or Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which, if they had been applicable, might have adversely affected the Predecessor Fund’s performance. After the Reorganization, the Fund’s performance will be calculated using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total return for the Predecessor Fund.

Mutual fund investing involves risk. Principal loss is possible. Friess Small Cap Growth Fund invests in small-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in depositary receipts, which are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities.

Friess Small Cap Growth Fund

Portfolio Characteristics as of December 31, 2017 (Unaudited)

Top Ten Holdings(1)

Security Name	% of Net Assets	% Change from Book Cost
Solaris Oilfield Infrastructure, Inc., Class A	2.6%	27.1%
GMS, Inc.	2.4%	34.7%
Calavo Growers, Inc.	2.3%	77.0%
Deckers Brands	2.3%	14.6%
Universal Display Corp.	2.3%	178.1%
Heritage Insurance Holdings, Inc.	2.2%	15.9%
PRA Health Sciences, Inc.	2.2%	40.5%
REV Group, Inc.	2.2%	19.6%
Pixelworks, Inc.	2.2%	69.5%
Vocera Communications, Inc.	2.2%	15.6%
Top Ten as a Group	22.9%

Top Ten Industry Groups(1)

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Friess Small Cap Growth Fund
December Quarter “Roses & Thorns” (Unaudited)

Biggest $ Winners	$ Gain (in thousands)	% Gain	Reason for Move

NMI Holdings, Inc. (NMIH)	$666	35.2
The private mortgage insurer grew September-quarter earnings 100 percent, exceeding the consensus estimate.  Higher net premiums earned and better underwriting expense control drove the positive earnings surprise.  NMI noted it expects to continue to gain market share.

American Eagle Outfitters, Inc. (AEO)	$599	32.2
The clothing and accessories retailer reported October-quarter earnings of $0.37 per share.  Same store sales grew 3 percent, topping expectations.  The company raised January-quarter earnings guidance based on positive sales momentum it experienced around Black Friday weekend.

AxoGen, Inc. (AXGN)	$577	31.9
The provider of surgical solutions for peripheral nerve injuries grew September-quarter revenue 43 percent, exceeding expectations.  Increased utilization of upper extremity solutions and increased adoption of oral and maxillofacial products drove results.  AxoGen grew active accounts 36 percent.

Universal Display Corp. (OLED)	$553	34.0
The developer of light emitting diode technologies and materials reported September-quarter earnings of $0.28 per share, up from a $0.03 per share loss in the year-ago period and ahead of the consensus estimate.  Revenue doubled versus the prior year.  Material sales to Samsung made a significant contribution.

Pixelworks, Inc. (PXLW)	$485	30.0
The developer of video and pixel processing semiconductors reported September-quarter earnings per share of $0.03, up from a $0.02 per share loss in the year-ago period and ahead of the consensus estimate.  Shares traded higher as management raised 2018 revenue guidance and noted that the company’s mobile customer engagement pipeline was strong.

Biggest $ Losers	$ Loss (in thousands)	% Loss	Reason for Move

eHealth, Inc. (EHTH)	$524	21.8
The online health insurance exchange operator exceeded September-quarter sales expectations.  Shares declined on fears that a decrease in Affordable Care Act-compliant health insurance plans fueled by regulatory uncertainty would squeeze commissions.

The Trade Desk, Inc. (TTD)	$420	22.2
The company, which provides a technology platform used to coordinate targeted advertising campaigns across digital channels, grew September-quarter earnings 46 percent, exceeding the consensus estimate.  Shares came under pressure as revenue growth slowed from 50 percent to 39 percent due to reduced spending among consumer packaged goods and automobile customers.

Nutrisystem, Inc. (NTRI)	$303	16.6
The weight management system provider grew September-quarter earnings 81 percent, exceeding the consensus estimate.  Sales grew 27 percent.  Shares declined on lower-than-expected revenue guidance for the December quarter.  We sold Nutrisystem to fund a new opportunity with better visibility.

Kosmos Energy, Ltd. (KOS)	$294	14.4
The oil and gas exploration and production company grew September-quarter revenue 128 percent.  Shares declined when the company announced a second consecutive dry offshore well in the Mauritania Basin.  We sold Kosmos Energy to fund a new holding with better visibility.

Ethan Allen Interiors, Inc. (ETH)	$273	15.7
The manufacturer of home furnishings and accessories reported September-quarter earnings of $0.27 per share, missing the consensus estimate by a penny.  Hurricane damage in major markets and production snags in trying to respond to a surge in government orders impacted results.  We sold Ethan Allen Interiors to fund a new opportunity.

Friess Small Cap Growth Fund
Management’s Discussion of Results

Friess Small Cap Growth Fund employs an investment strategy that relies on bottom-up research to identify companies with above-average earnings growth potential.  The strategy is designed to capitalize on the long-running relationship between earnings performance and stock prices.

The Fund’s strategy was effective in the period from its inception, May 31, 2017, through December 31, 2017.  The environment was positive, with favorable conditions for a company-by-company investment approach.  The Fund’s Institutional Class shares grew 15.68 percent in the period, outpacing gains in the Russell 2000® and Russell 2000® Growth Indexes of 12.97 and 14.91 percent.

The stock market reflected optimism and relative calm among investors throughout most of the period.  Sentiment, even when challenged by macro factors with market-moving potential, remained biased toward the bright side.

Consumer discretionary holdings contributed the most to absolute and relative results.  Recreational vehicle maker Winnebago Industries and apparel retailer American Eagle Outfitters were top contributors.  Holdings from the materials sector, such as specialty chemical maker AdvanSix, and the financial sector, such as prepaid card issuer Green Dot Corp., were the next most notable positive influences on results versus the benchmark.  All four companies reported expectation-beating earnings growth during the period.

Despite contributing the most to absolute performance, health care holdings were a modestly negative influence on relative results.  The portfolio was underweight relative to the benchmark at a time when health care was among the index’s best performing sectors.  Technology holdings, which comprised the largest portfolio position, detracted the most from relative results.  While semiconductor-related holdings fared well, declines in software holdings such as Blackhawk Network Holdings and The Trade Desk limited the sector’s return.

The Fund gained ground in all eight of the economic sectors represented in its portfolio during the period.  It outperformed its primary benchmark, the Russell 2000® Growth Index, in six out of eight of those sectors.

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	One Year	Five Years	Ten Years	Since Inception
Institutional Class(1)(2)	30.13%	20.57%	5.40%	9.25%
Investor Class(1)(3)	29.82%	20.27%	5.14%	8.98%
Russell 2000® Growth Index(4)	22.17%	15.21%	9.19%	11.48%
Russell 2000® Index(5)	14.65%	14.12%	8.71%	10.95%

(1)	Fund commenced operations on May 31, 2017.
(2)
The performance data quoted for the period prior to May 31, 2017, is that of the Series B Units of the Friess Small Cap Trust (the “Predecessor Fund”) and has not been adjusted to reflect the Fund’s share class’ fees and expenses and would be lower if reflected. The Predecessor Fund commenced operations on August 6, 2002 and was not a registered mutual fund subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance might have been lower. The Predecessor Fund’s shares were exchanged for the Fund’s Institutional Class shares on May 31, 2017.

(3)
Performance for the Investor Class prior to the inception of the class is based on the performance of the Predecessor Fund, adjusted for the higher expenses applicable to the class as compared to the Institutional Class.

(4)
The Russell 2000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

(5)
The Russell 2000® Index measures the performance of approximately 2,000 of the largest securities based on a combination of their market cap and current index membership. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment, and does not incur expenses.

Friess Small Cap Growth Fund

Statement of Assets and Liabilities
December 31, 2017

Assets:
Investments at value* (Including securities on loan valued at $26,420,015)	$123,788,386
Dividends, interest and other receivables	31,307
Receivable for Fund shares sold	12,646
Receivable for investments sold	423,475
Prepaid expenses	17,333
Total assets	124,273,147

Liabilities:
Payable upon return of securities loaned	27,142,753
Payable for investments purchased	321,061
Payable to Adviser	76,611
Payable for fund administration & accounting fees	14,002
Payable for compliance fees	1,994
Payable for transfer agent fees & expenses	10,156
Payable for custody fees	2,750
Payable for trustee fees	2,077
Accrued distribution and/or shareholder service fees	39
Accrued other expenses	35,406
Total liabilities	27,606,849

Net Assets	$96,666,298

Net Assets Represent:
Paid-in capital	$78,765,538
Accumulated undistributed net realized gain on investments	1,751,201
Net unrealized appreciation on investments	16,149,559
Net Assets	$96,666,298

Calculation of net asset value per share:
Institutional Class:
Net assets	$96,627,591
Shares outstanding	4,313,283
Net asset value, offering and redemption price per share	$22.40

Investor Class:
Net assets	$38,707
Shares outstanding	1,730
Net asset value, offering and redemption price per share	$22.37

* Investments at cost	$107,638,827

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Schedule of Investments
December 31, 2017

Shares		Cost	Value
Common Stocks - 96.0%
X
CONSUMER DISCRETIONARY
X
	Apparel Retail - 3.0%
77,888	American Eagle Outfitters, Inc.	$1,022,689	$1,464,295
9,609	The Children’s Place, Inc.+	942,742	1,396,668

	Auto Parts & Equipment - 1.4%
68,128	Modine Manufacturing Co.*	1,076,267	1,376,186

	Automobile Manufacturers - 2.1%
37,066	Winnebago Industries, Inc.	1,427,917	2,060,870

	Computer &
	Electronics Retail - 2.0%
55,164	Conn’s, Inc.*+	1,911,088	1,961,080

	Footwear - 4.3%
27,200	Deckers Brands*+	1,904,896	2,182,800
61,013	Wolverine World Wide, Inc.+	1,700,622	1,945,094

	General Merchandise Stores - 1.3%
22,870	Ollie’s Bargain Outlet
	Holdings, Inc.*+	1,002,009	1,217,828

	Hotels, Resorts
	& Cruise Lines - 2.1%
212,304	Lindblad Expeditions
	Holdings, Inc.*+	2,202,125	2,078,456
	Total Consumer Discretionary	13,190,355	15,683,277
X
CONSUMER STAPLES

	Food Distributors - 2.0%
92,644	The Chefs’ Warehouse*+	1,936,138	1,899,202

	Packaged Foods & Meats - 4.1%
26,218	Calavo Growers, Inc.+	1,250,045	2,212,799
105,262	Nomad Foods, Ltd.*	1,524,601	1,779,980
	Total Consumer Staples	4,710,784	5,891,981
X
ENERGY

	Oil & Gas Equipment
	& Services - 2.6%
116,125	Solaris Oilfield Infrastructure,
	Inc., Class A*	1,955,615	2,486,236

	Oil & Gas Exploration
	& Production - 1.8%
226,210	Halcon Resources Corp.*+	1,544,239	1,712,410
	Total Energy	3,499,854	4,198,646
X
FINANCIALS

	Consumer Finance - 1.8%
29,464	Green Dot Corp., Class A*	703,459	1,775,500

	Insurance Brokers - 1.4%
77,727	eHealth, Inc.*	968,144	1,350,118

	Property & Casualty
	Insurance - 2.2%
118,285	Heritage Insurance
	Holdings, Inc.+	1,838,412	2,131,496

	Thrifts & Mortgage Finance - 4.0%
66,275	HomeStreet, Inc.*	1,722,213	1,918,661
113,208	NMI Holdings, Inc., Class A*	1,331,870	1,924,536
	Total Financials	6,564,098	9,100,311
X
HEALTH CARE

	Biotechnology - 0.6%
77,450	CareDx, Inc.*+	352,600	568,483

	Health Care Equipment - 1.9%
15,114	Globus Medical, Inc., Class A*	537,966	621,185
15,131	Heska Corp.*	1,224,559	1,213,658

	Health Care Services - 1.9%
54,689	Teladoc, Inc.*+	1,726,357	1,905,912

	Health Care Technology - 4.0%
63,341	Tabula Rasa HealthCare, Inc.*	1,408,608	1,776,715
69,134	Vocera Communications, Inc.*	1,807,635	2,089,229

	Life Sciences Tools
	& Services - 4.1%
14,057	Bio-Techne Corp.	1,663,720	1,821,085
23,189	PRA Health Sciences, Inc.*	1,503,122	2,111,822
	Total Health Care	10,224,567	12,108,089
X
INDUSTRIALS

	Aerospace & Defense - 1.8%
34,741	Mercury Systems, Inc.*	730,643	1,783,950

	Construction & Engineering - 4.0%
40,224	MasTec, Inc.*	1,598,485	1,968,965
35,222	NV5 Global, Inc.*+	1,026,117	1,907,271

	Construction Machinery
	& Heavy Trucks - 2.2%
64,815	REV Group, Inc.+	1,763,370	2,108,432

	Diversified Support Services - 3.9%
36,010	Healthcare Services
	Group, Inc.+	1,898,386	1,898,447
54,805	Mobile Mini, Inc.+	1,909,768	1,890,773

	Industrial Machinery - 4.0%
37,065	Altra Industrial Motion Corp.+	1,776,890	1,868,076
104,927	Harsco Corp.*	1,848,227	1,956,888

	Trading Companies
	& Distributors - 4.5%
60,440	GMS, Inc.*	1,689,153	2,274,962
32,569	Herc Holdings, Inc.*	1,801,478	2,039,145
	Total Industrials	16,042,517	19,696,909
X
INFORMATION TECHNOLOGY

	Application Software - 7.0%
33,823	Atlassian Corp.
	PLC, Class A*+	912,512	1,539,623
16,485	Blackbaud, Inc.	1,497,408	1,557,668
46,319	QAD, Inc., Class A	1,815,686	1,799,493
88,243	Upland Software, Inc.*	1,861,302	1,911,343

	Electronic Components - 2.3%
12,618	Universal Display Corp.+	783,260	2,178,498

	Internet Software & Services - 9.7%
47,880	Cargurus, Inc.*+	1,354,496	1,435,442
73,483	Five9, Inc.*	1,680,073	1,828,257
388,113	Limelight Networks, Inc.*+	1,773,684	1,711,578
15,238	LogMeIn, Inc.	1,445,659	1,744,751
57,270	MongoDB, Inc.*	1,798,068	1,699,774
20,960	The Trade Desk, Inc.,
	Class A*+	633,904	958,501

	Semiconductors - 2.2%
332,172	Pixelworks, Inc.*	1,240,305	2,102,649

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Schedule of Investments (Continued)
December 31, 2017

Shares		Cost	Value
Common Stocks - 96.0% (Continued)

INFORMATION TECHNOLOGY (continued)

	Systems Software - 3.8%
20,293	Proofpoint, Inc.*+	$1,823,734	$1,802,221
132,723	SailPoint Technologies
	Holding, Inc.*	1,854,141	1,924,484

	Technology Hardware,
	Storage & Peripherals - 1.7%
77,928	Super Micro Computer, Inc.*+	1,707,479	1,630,643
	Total Information Technology	22,181,711	25,824,925

UTILITIES

	Water Utilities - 0.3%
11,615	Evoqua Water
	Technologies Corp.*	216,085	275,392
	Total Utilities	216,085	275,392

	Total Common Stocks	76,629,971	92,779,530

Short-Term Investment - 4.0%

	Money Market Deposit Account - 4.0%
3,866,103	US Bank N.A., 0.30%^	3,866,103	3,866,103
	Total Money Market
	Deposit Account	3,866,103	3,866,103

	Total Short-Term Investment	3,866,103	3,866,103

Investment Purchased with
the Cash Proceeds from
Securities Lending - 28.1%

	Investment Companies - 28.1%
27,142,753	Mount Vernon Liquid Assets
	Portfolio, LLC 1.62%^	27,142,753	27,142,753
	Total Investment Companies	27,142,753	27,142,753

	Total Investment Purchased
	with the Cash Proceeds
	from Securities Lending	27,142,753	27,142,753

	Total Investments - 128.1%	$107,638,827	123,788,386
	Liabilities in Excess
	of Other Assets - (28.1)%		(27,122,088)
	TOTAL
	NET ASSETS - 100.0%		$96,666,298

*	Non Income Producing.
+	All or a portion of this security was out on loan at December 31, 2017. Total loaned securities had a fair value of $26,420,015 at December 31, 2017.
^	The rate shown is the annualized seven day effective yield as of December 31, 2017.
PLC	Public Limited Company

Statement of Operations
For the Period Ended December 31, 2017(1)

Investment Income:
Dividend income	$187,636
Securities lending income	108,006
Interest income	35,815
Total investment income	331,457

Expenses:
Investment advisory fees (See Note 4)	503,055
Fund administration & accounting fees (See Note 4)	48,818
Transfer agent fees & expenses (See Note 4)	37,988
Federal & state registration fees	34,728
Audit fees	19,006
Custody fees (See Note 4)	9,098
Compliance fees (See Note 4)	6,994
Trustee fees	6,690
Postage & printing fees	5,666
Legal fees	5,242
Other expenses	3,696
Distribution and/or shareholder service fees (See Note 5)
Institutional Class	—
Investor Class	39
Total expenses before waiver	681,020
Less: Fee waivers (See Note 4)	(77,315)
Total net expenses	603,705
Net investment loss	(272,248)
Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	5,078,193
Net change in unrealized appreciation of investments (See Note 11)	7,871,137
Net realized and unrealized gain on investments	12,949,330
Net increase in net assets resulting from operations	$12,677,082

(1)	Inception date of the Fund was May 31, 2017.

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Statement of Changes in Net Assets
For the Period Inception(1) Through December 31, 2017

Operations:
Net investment loss	$(272,248)
Net realized gain on investments	5,078,193
Net change in unrealized appreciation on investments	7,871,137
Net increase in net assets resulting from operations	12,677,082

Capital Share Transactions
Institutional Class
Proceeds from sale of shares	9,040,461
Proceeds from transfer-in-kind (Note 11)	75,016,460
Reinvestment of dividends	3,053,471
Cost of shares redeemed	(102,148)
Increase in net assets from Institutional Class transactions	87,008,244
Investor Class
Proceeds from sale of shares	34,493
Reinvestment of dividends	1,238
Cost of shares redeemed	(15)
Increase in net assets from Investor Class transactions	35,716

Net increase in net assets resulting from capital share transactions	87,043,960

Distributions to shareholders:
From net investment income
Institutional Class	—
Investor Class	—
From net realized gain
Institutional Class	(3,053,506)
Investor Class	(1,238)
Total distributions to shareholders	(3,054,744)

Total increase in net assets	96,666,298
Net Assets:
Beginning of period	—
End of period	$96,666,298
End of period accumulated undistributed net investment income (loss)	$—

(1)	Inception date of the Fund was May 31, 2017.

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Financial Highlights
For a Fund share outstanding throughout the period

Institutional Class	For the Period
Inception(1) through
December 31, 2017
Net asset value, beginning of period	$20.00

Investment Operations:
Net investment loss	(0.06)
Net realized and unrealized gains on investments	3.20
Total from investment operations	3.14

Less Distributions from:
Net investment income	—
Net realized gains	(0.74)
Total from distributions to shareholders	(0.74)
Net asset value, end of period	$22.40

Total Return(2)	15.68%

Supplemental Data and Ratios:
Net assets at end of period (000’s omitted)	$96,627

Ratio of expenses to average net assets
Before expense waiver(3)	1.35%
After expense waiver(3)	1.20%
Ratio of net investment loss to average net assets
After expense waiver(3)	(0.54)%

Portfolio turnover(2)	126%

(1)	Inception Date of the Institutional Class was May 31, 2017.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

Investor Class	For the Period
Inception(1) through
December 31, 2017
Net asset value, beginning of period	$20.00

Investment Operations:
Net investment loss	(0.07)
Net realized and unrealized gains on investments	3.18
Total from investment operations	3.11

Less Distributions from:
Net investment income	—
Net realized gains	(0.74)
Total from distributions to shareholders	(0.74)
Net asset value, end of period	$22.37

Total Return(2)	15.53%

Supplemental Data and Ratios:
Net assets at end of period (000’s omitted)	$39

Ratio of expenses to average net assets
Before expense waiver(3)	1.59%
After expense waiver(3)	1.45%
Ratio of net investment loss to average net assets
After expense waiver(3)	(0.79)%

Portfolio turnover(2)	126%

(1)	Inception Date of the Investor Class was May 31, 2017.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Notes to Financial Statements
December 31, 2017

1.  Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Friess Small Cap Growth Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is capital appreciation.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  Prior to June 1, 2017, the Fund’s investment adviser managed a limited partnership with an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The limited partnership, which incepted on August 6, 2002, converted into, and the Fund commenced operations in the Trust on, May 31, 2017.  Costs incurred by the Fund in connection with the organization, registration, and the initial public offering of shares were paid by Friess Associates, LLC (“the Adviser”), see Note 11. The Fund currently offers two classes of shares, the Investor Class and the Institutional Class. Each class of shares has identical rights and privileges except with respect to the shareholder servicing fees, distribution fees and voting rights on matters affecting a single share class. Institutional Class shares are subject to a maximum 0.15% shareholder servicing fee. Investor Class shares are subject to a 0.25% Rule 12b-1 distribution and servicing fee and a maximum 0.15% shareholder servicing fee.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Fund.  Therefore, no federal income tax provision is required.  As of and during the period ended December 31, 2017, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended December 31, 2017, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  As of and during the period ended December 31, 2017, the Fund did not incur any interest or penalties.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date.  Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the effective yield method.

The Fund will make distributions of net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the period ended December 31, 2017, the Fund decreased accumulated net investment loss by $272,248 and decreased accumulated net realized gain by $272,248.  These adjustments were made due to the Fund’s net operating loss.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Shareholder servicing fees are expensed at an annual rate up to 0.15% of Institutional Class and Investor Class shares and 12b-1 fees are expensed at 0.25%

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
December 31, 2017

of average daily net assets of Investor Class shares (see Note 5). Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  Securities Valuation

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  Deposit accounts are valued at acquisition cost, which approximates fair value.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
December 31, 2017

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks	$92,779,530	$—	$—	$92,779,530
Short-Term Investment	3,866,103	—	—	3,866,103
Investment Purchased with the Cash
Proceeds from Securities Lending*	—	—	—	27,142,753
Total Investments in Securities	$96,645,633	$—	$—	$123,788,386

*
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amount presented in the Statement of Assets and Liabilities.

Transfers between Levels are recognized at the end of the reporting period.  During the period ended December 31, 2017, the Fund recognized no transfers between Levels.  The Fund did not invest in any Level 3 investments during the period.  Refer to the Schedule of Investments for further information on the classification of investments.

4.  Investment Advisory Fee and Other Related Party Transactions

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Fund’s average daily net assets.

The Adviser has engaged its affiliate, Friess Associates of Delaware, LLC as Sub-Adviser to the Fund. Subject to the supervision of the Adviser, the Sub-Adviser assists the Adviser in the day-to-day management of the Fund’s portfolio, including purchase, retention and sale of securities. The Adviser compensates the Sub-Adviser based on a percentage of monthly expenses incurred by the Sub-Adviser. This relationship does not increase the annual management fee the Fund pays to the Adviser.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding Rule 12b-1 fees, shareholder servicing plan fees, acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.20% of the Fund’s average daily net assets.  Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six moths following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred.  The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated within a year after the effective date of the Fund’s prospectus.  After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board.  Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
June – December 2020	$77,315

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended December 31, 2017, are disclosed in the Statement of Operations.

5.  Distribution And Shareholder Servicing Fees

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
December 31, 2017

and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. For the period ended December 31, 2017, the Fund’s Investor Class incurred expenses of $39 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate up to 0.15% of the average daily net assets of the Institutional Class and Investor Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the period ended December 31, 2017, the Fund incurred shareholder servicing fees of $0 and $0 in the Institutional Class and Investor Class, respectively.

6.  Capital Share Transactions

Transactions in shares of the Fund were as follows:

Period Since
Inception(1) through
December 31, 2017
Institutional Class:
Shares sold	431,239
Shares issued in transfer-in-kind (Note 11)	3,750,823
Shares issued in reinvestment of distributions	135,830
Shares redeemed	(4,609)
Net increase	4,313,283
Investor Class:
Shares sold	1,676
Shares issued in reinvestment of distributions	55
Shares redeemed	(1)
Net increase	1,730
Net increase in capital shares	4,315,013

(1) Inception date of the Fund was May 31, 2017.

7.  Investment Transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended December 31, 2017, were as follows:

	Purchases*	Sales
U.S. Government Securities	$—	$—
Other	109,969,777	104,076,082

* Purchases exclude $74,014,326 of securities transferred-in-kind.

8.  Federal Tax Information

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at December 31, 2017, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross	Net	Income
Appreciation	Depreciation	Appreciation	Tax Cost
$16,715,656	$(569,135)	$16,146,521	$107,641,865

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the deferral of wash sale losses.

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
December 31, 2017

At December 31, 2017, the Fund’s most recently completed fiscal period end, components of accumulated earnings on a tax-basis were as follows:

Undistributed	Undistributed		Total
Ordinary	Long-Term	Unrealized	Accumulated
Income	Capital Gains	Appreciation	Earnings
$1,731,588	$22,651	$16,146,521	$17,900,760

As of December 31, 2017, the Fund had no capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively.  For the taxable period ended December 31, 2017, the Fund did not defer any qualified late year losses.

The tax character of distributions paid during the period ended December 31, 2017, was as follows:

Ordinary Income*	Long-Term Capital Gains	Total
$2,754,172	$300,572	$3,054,744

*  For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9.  Securities Lending

Following terms of a securities lending agreement with the Fund’s Custodian, the Fund may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to 105% of the value of any foreign loaned securities or 102% of the value of any U.S. loaned securities. Loans shall be marked to market daily and the margin restored in the event the collateralization is below 100% of the market value of the securities loaned. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, relevant facts dealer or financial institution. Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund. As of December 31, 2017, the Fund had 24 securities out on loan.

The Fund receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent consistent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit. The Fund held $27,142,753 as of December 31, 2017. The remaining contractual maturity of all securities lending transactions is overnight and continuous. The Fund is not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required. The fee and interest income earned by the Fund on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Fund’s Statement of Operations.

10.  Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2017, Foster Friess held 72.1% of the Fund.

11.  In-Kind Contributions

As part of the conversion on May 31, 2017, the Fund received an in-kind contribution from the Predecessor Fund, which consisted of $75,016,460 of securities and cash which were recorded at their current value. However, as the transaction was determined to be a non-taxable transaction by management, the Fund elected to retain the securities’ original cost basis for financial reporting purposes. The cost of the contributed securities as of May 31, 2017 was $65,735,904, resulting in unrealized appreciation on investments of $8,278,422 as of the date. As a result of the in-kind contribution, the Fund issued 3,750,823 Institutional Class shares at $20.00 per share net asset value.

Friess Small Cap Growth Fund

Expense Example
December 31, 2017 (Unaudited)

As a shareholder of the Fund, you may incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on $1,000 invested at the beginning of the period and held for the entire period (July 1 – December 31, 2017).

Actual Expenses

For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid
	Value	Value	During
	7/1/17	12/31/17	Period(1)
Institutional Class
Based on Actual
Fund Return(2)	$1,000.00	$1,129.20	$6.44

Hypothetical (5% return
before expenses)	$1,000.00	$1,019.16	$6.11

Investor Class
Based on Actual
Fund Return(2)	$1,000.00	$1,127.70	$7.78

Hypothetical (5% return
before expenses)	$1,000.00	$1,017.90	$7.37

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 1.20% and 1.45% for the Institutional Class and Investor Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended December 31, 2017 of 12.92% and 12.77% of the Institutional Class and Investor Class, respectively.

Friess Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of Friess Small Cap Growth Fund and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Friess Small Cap Growth Fund (the “Fund”), a series of Managed Portfolio Series, as of December 31, 2017, and the related statements of operations and changes in net assets for the period May 31, 2017 (commencement of operations) through December 31, 2017, including the related notes, and the financial highlights for the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Friess Small Cap Growth Fund as of December 31, 2017, the results of its operations and changes in its net assets for the period May 31, 2017 (commencement of operations) through December 31, 2017, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers.  Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
January 23, 2018

Friess Small Cap Growth Fund

Additional Information
December 31, 2017 (Unaudited)

Number of
		Term of	Portfolios		Other Directorships
	Position(s)	Office and	in Trust		Held by Trustee
Name, Address	Held with	Length of	Overseen	Principal Occupation(s)	During the
and Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years
Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite	36	Retired, Chief Financial	Independent Trustee,
615 E. Michigan St.	Independent	Term; Since		Officer, Robert W. Baird & Co.	ETF Series Solutions
Milwaukee, WI 53202	Trustee and	April 2011		Incorporated (2000-2011).	(25 Portfolios)
Year of Birth: 1946	Audit				(2012-Present); Director,
	Committee				Anchor Bancorp
	Chairman				Wisconsin, Inc.
(2011-2013)

David A. Massart	Trustee and	Indefinite	36	Co-Founder and Chief	Independent Trustee,
615 E. Michigan St.	Valuation	Term; Since		Investment Strategist,	ETF Series Solutions
Milwaukee, WI 53202	Committee	April 2011		Next Generation Wealth	(25 Portfolios)
Year of Birth: 1967	Chairman			Management, Inc.	(2012-Present)
(2005-Present).

David M. Swanson	Trustee	Indefinite	36	Founder and Managing Principal,	Independent Trustee,
615 E. Michigan St.		Term; Since		SwanDog Strategic Marketing,	ALPS Variable
Milwaukee, WI 53202		April 2011		LLC (2006-Present).	Investment Trust
Year of Birth: 1957					(11 Portfolios)
(2006-Present);
Independent Trustee,
RiverNorth
Opportunities Closed-End
Fund (2015-Present)
Interested Trustee

Robert J. Kern*	Chairman,	Indefinite	36	Executive Vice President,	None
615 E. Michigan St.	and Trustee	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		January 2011		LLC (1994-Present).
Year of Birth: 1958

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an officer of the Administrator.

Friess Small Cap Growth Fund

Additional Information (Continued)
December 31, 2017 (Unaudited)

Number of
		Term of	Portfolios		Other Directorships
	Position(s)	Office and	in Trust		Held by Trustee
Name, Address	Held with	Length of	Overseen	Principal Occupation(s)	During the
and Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years
Officers

James R. Arnold	President	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	and Principal	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Executive	January 2011		LLC (2002-Present).
Year of Birth: 1957	Officer

Deborah Ward	Vice President,	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	Chief	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Compliance	April 2013		LLC (2004-Present).
Year of Birth: 1966	Officer and
Anti-Money
Laundering
Officer

Brian R. Wiedmeyer	Treasurer	Indefinite	N/A	Vice President, U.S.	N/A
615 E. Michigan St.	and Principal	Term; Since		Bancorp Fund Services,
Milwaukee, WI 53202	Financial	January 2011		LLC (2005-Present).
Year of Birth: 1973	Officer

Thomas A. Bausch, Esq.	Secretary	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.		Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		November 2017		LLC (2016-Present);
Year of Birth: 1979				Associate, Godfrey & Kahn
S.C. (2012-2016).

Ryan L. Roell	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		September 2012		LLC (2005-Present).
Year of Birth: 1973

Benjamin Eirich	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		May 2016		LLC (2008-Present).
Year of Birth: 1981

Doug Schafer	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		May 2016		LLC (2002-Present).
Year of Birth: 1970

Friess Small Cap Growth Fund

Additional Information (Continued)
December 31, 2017 (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-656-3017.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-656-3017.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-656-3017, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the period ended December 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 5.92%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended December 31, 2017 was 3.30%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 100.00%.

PRIVACY POLICY (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Friess Associates, LLC
P.O. Box 575
Jackson, WY 83001

INVESTMENT SUB-ADVISER
Friess Associates of Delaware, LLC
P.O. Box 4166
Greenville, DE 19807

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP.
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-656-3017.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal period.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal periods.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal period ended December 31, 2017, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal period audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 12/31/2017
Audit Fees	$16,000
Audit-Related Fees	$0
Tax Fees	$ 3,000
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

FYE 12/31/2017
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last period.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2017
Registrant	$0
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Managed Portfolio Series

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    January 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    January 26, 2018

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date    January 26, 2018

* Print the name and title of each signing officer under his or her signature.